EXHIBIT 10.94

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                        WARRANT TO PURCHASE COMMON STOCK
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THIS WARRANT AND THE  SECURITIES  ISSUABLE  HEREUNDER  HAVE NOT BEEN  REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                        WARRANT TO PURCHASE COMMON STOCK

       NUMBER OF SHARES:      Up to 250,568 shares (subject to adjustment)
                              --------------------------------------------
       WARRANT PRICE:         $1.00 per share
                              ---------------
       ISSUANCE DATE:         August 16, 2004
                              ---------------
       EXPIRATION DATE:       August 16, 2007
                              ---------------

THIS WARRANT CERTIFIES THAT for value received, Mercator Momentum Fund, LP., or its registered assigns (hereinafter called the "HOLDER") is entitled to purchase from Invisa, Inc. (hereinafter called the "COMPANY"), the above referenced number of fully paid and nonassessable shares (the "SHARES") of common stock (the "COMMON STOCK"), of Company, at the Warrant Price per Share referenced above; the number of shares purchasable upon exercise of this Warrant referenced above being subject to adjustment from time to time as described herein. This Warrant is issued in connection with that certain Subscription Agreement dated as of August 16, 2004, by and between the Company and Holder (the "SUBSCRIPTION AGREEMENT"). The exercise of this Warrant shall be subject to the provisions, limitations and restrictions contained herein.

Term and Exercise.

1.1 TERM. This Warrant is exercisable in whole or in part (but not as to any fractional share of Common Stock), at any time and from time to time after the date hereof prior to 6:00 p.m. on the Expiration Date set forth above.

1.2 WARRANT PRICE. The Warrant shall be exercisable at the Warrant Price described above.

1.3 MAXIMUM NUMBER OF SHARES. The maximum number of Shares of Common Stock exercisable pursuant to this Warrant is 250,568 Shares. However, notwithstanding anything herein to the contrary, in no event shall the Holder be permitted to exercise this Warrant for a number of Shares greater than the number that would cause the aggregate beneficial ownership of the Company's Common Stock (calculated pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of the Holder and all persons affiliated with the Holder to equal 9.99% of the Company's Common Stock then outstanding.

1.4 PROCEDURE FOR EXERCISE OF WARRANT. Holder may exercise this Warrant by delivering the following to the principal office of the Company in accordance with Section 5.1 hereof: (i) a duly executed Notice of Exercise in substantially the form attached as Schedule A, (ii) payment of the Warrant Price then in effect for each of the Shares being purchased, as designated in the Notice of Exercise, and (iii) this Warrant. Payment of the Warrant Price may be in cash, certified or official bank check payable to the order of the Company, or wire transfer of funds to the Company's account (or any combination of any of the foregoing) in the amount of the Warrant Price for each share being purchased.

1.5 DELIVERY OF CERTIFICATE AND NEW WARRANT. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder or such other name or names as may be designated by the Holder, together with any other securities or other property which the Holder is entitled to receive upon exercise of this Warrant, shall be delivered to the Holder hereof, at the Company's expense, within a reasonable time, not exceeding fifteen (15) calendar days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price was received by the Company, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is on a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such Shares at the close of business on the next succeeding date on which the stock transfer books are open.

1.6 RESTRICTIVE LEGEND. Each certificate for Shares shall bear a restrictive legend in substantially the form as follows, together with any additional legend required by (i) any applicable state securities laws and (ii) any securities exchange upon which such Shares may, at the time of such exercise, be listed:

      THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ("TRANSFERRED") IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. IN THE ABSENCE OF SUCH REGISTRATION, SUCH SHARES MAY NOT BE TRANSFERRED UNLESS, IF THE COMPANY REQUESTS, THE COMPANY HAS RECEIVED A WRITTEN OPINION FROM COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSFER IS BEING MADE IN COMPLIANCE WITH ALL APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such legend unless, in the opinion of counsel for the Holder thereof (which counsel shall be reasonably satisfactory to the Company), the securities represented thereby are not, at such time, required by law to bear such legend.

1.7 FRACTIONAL SHARES. No fractional Shares shall be issuable upon exercise or conversion of the Warrant. In the event of a fractional interest, the number of Shares to be issued shall be rounded up to the nearest whole Share.

Representations, Warranties and Covenants.

1.8      REPRESENTATIONS AND WARRANTIES.

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has all necessary power and authority to perform its obligations under this Warrant;

(b) The execution, delivery and performance of this Warrant has been duly authorized by all necessary actions on the part of the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms; and

(c) This Warrant does not violate and is not in conflict with any of the provisions of the Company's Articles of Incorporation or Certificate of Determination, Bylaws and any resolutions of the Company's Board of Directors or stockholders, or any agreement of the Company, and no event has occurred and no condition or circumstance exists that might (with or without notice or lapse of time) constitute or result directly or indirectly in such a violation or conflict.

1.9 ISSUANCE OF SHARES. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that it will pay when due and payable any and all federal and state taxes which may be payable in respect of the issue of this Warrant or any Common Stock or certificates therefor issuable upon the exercise of this Warrant. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise in full of the rights represented by this Warrant. If at any time the number of authorized but unissued shares of Common Stock of the Company shall not be sufficient to effect the exercise of the Warrant in full, subject to the limitations set forth in Section 1.3 hereto, then the Company will take all such corporate action as may, in the opinion of counsel to the Company, be necessary or advisable to increase the number of its authorized shares of Common Stock as shall be sufficient to permit the exercise of the Warrant in full, subject to the limitations set forth in Section 1.3 hereto, including without limitation, using its best efforts to obtain any necessary stockholder approval of such increase. The Company further covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Common Stock issuable upon the exercise of this Warrant is listed on any national securities exchange or the Nasdaq Stock Market, the Company will, if permitted by the rules of such exchange or market, list and keep listed on such exchange or market, upon official notice of issuance, all shares of such Common Stock issuable upon exercise of this Warrant.

Other Adjustments.

1.10 SUBDIVISION OR COMBINATION OF SHARES. In case the Company shall at any time subdivide its outstanding Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced, and the number of Shares subject to this Warrant shall be proportionately increased, and conversely, in case the outstanding Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, and the number of Shares subject to this Warrant shall be proportionately decreased.

1.11 DIVIDENDS IN COMMON STOCK, OTHER STOCK OR PROPERTY. If at any time or from time to time the holders of majority in interest of the Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor:

         (a) Common Stock, Options or any shares or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution;

         (b) any cash paid or payable otherwise than as a regular cash dividend; or

         (c) Common Stock or additional shares or other securities or property (including cash) by way of spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement (other than Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of
Section 3.1 above) and additional shares, other securities or property issued in connection with a Change (as defined below) (which shall be covered by the terms of Section 3.4 below), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clause (b) above and this clause (c)) which such Holder would hold on the date of such exercise had such Holder been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

1.12 REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any recapitalization, reclassification or reorganization of the share capital of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its shares and/or assets or other transaction (including, without limitation, a sale of substantially all of its assets followed by a liquidation) shall be effected in such a way that holders of Common Stock shall be entitled to receive shares, securities or other assets or property (a "Change"), then, as a condition of such Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares, securities or other assets or property as may be issued or payable with respect to or in exchange for the number of outstanding Common Stock which such Holder would have been entitled to receive had such Holder exercised this Warrant immediately prior to the consummation of such Change. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to give effect to the adjustments provided for in this Section 3 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 3.3 shall similarly apply to successive Changes.

Ownership and Transfer.

1.13 OWNERSHIP OF THIS WARRANT. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 4.

1.14 TRANSFER AND REPLACEMENT. This Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof in person or by duly authorized attorney, and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees (and in the name of the Holder, if a partial transfer is effected) shall be made and delivered by the Company upon surrender of this Warrant duly endorsed, at the office of the Company in accordance with Section
5.1 hereof. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided that if the Holder hereof is an instrumentality of a state or local government or an institutional holder or a nominee for such an instrumentality or institutional holder an irrevocable agreement of indemnity by such Holder shall be sufficient for all purposes of this Warrant, and no evidence of loss or theft or destruction shall be necessary. This Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above, in the case of the loss, theft or destruction of a Warrant, the Company shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant, other than income taxes and stock transfer taxes (if any) payable in connection with a transfer of this Warrant, which shall be payable by the Holder. Holder will not transfer this Warrant and the rights hereunder except in compliance with federal and state securities laws and except after providing evidence of such compliance reasonably satisfactory to the Company.

Miscellaneous Provisions.

1.15 NOTICES. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered or forwarded to the Holder at c/o Mercator Advisory Group, LLC, 555 South Flower Street, Suite 4500, Los Angeles, California 90071, Attention: David F. Firestone (Facsimile No. 213/553-8285), or to such other address or number as shall have been furnished to the Company in writing by the Holder, with a copy to Sheppard Mullin Richter & Hampton LLP, 333 South Hope Street, 48th Floor, Los Angeles, California 90071-1448 Attention David C. Ulich (Facsimile No. 213/620-1398). Any notice or other document required or permitted to be given or delivered to the Company shall be delivered or forwarded to the Company at Invisa, Inc., 4400 Independence Court, Sarasota, Florida 34234, facsimile 941-355-9373, with a copy to Barry I. Grossman, Esq., Ellenoff Grossman & Schole LLP , 370 Lexington Avenue, New York, NY 10017, Fax:
+1 (212) 370-7889 or to such other address or number as shall have been furnished to Holder in writing by the Company.

1.16 All notices, requests and approvals required by this Warrant shall be in writing and shall be conclusively deemed to be given (i) when hand-delivered to the other party, (ii) when received if sent by facsimile at the address and number set forth above; provided that notices given by facsimile shall not be effective, unless either (a) a duplicate copy of such facsimile notice is promptly given by depositing the same in the mail, postage prepaid and addressed to the party as set forth below or (b) the receiving party delivers a written confirmation of receipt for such notice by any other method permitted under this paragraph; and further provided that any notice given by facsimile received after 5:00 p.m. (recipient's time) or on a non-business day shall be deemed received on the next business day; (iii) five (5) business days after deposit in the United States mail, certified, return receipt requested, postage prepaid, and addressed to the party as set forth below; or (iv) the next business day after deposit with an international overnight delivery service, postage prepaid, addressed to the party as set forth below with next business day delivery guaranteed; provided that the sending party receives confirmation of delivery from the delivery service provider.

1.17 NO RIGHTS AS SHAREHOLDER; LIMITATION OF LIABILITY. This Warrant shall not entitle the Holder to any of the rights of a shareholder of the Company except upon exercise in accordance with the terms hereof. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Price hereunder or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

1.18 BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets and/or securities. All of the obligations of the Company relating to the Shares issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder.

1.19 WAIVER, AMENDMENTS AND HEADINGS. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (either generally or in a particular instance and either retroactively or prospectively). The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

1.20 GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed in the State of California. Each of the parties irrevocably agrees that any and all suits or proceedings based on or arising under this Agreement may be brought only in and shall be resolved in the federal or state courts located in the City of Los Angeles, California and consents to the jurisdiction of such courts for such purpose. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in any such court. Each of the parties further agrees that service of process upon such party mailed by first class mail to the address set forth in Section 5.1 shall be deemed in every respect effective service of process upon such party in any such suit or proceeding. Nothing herein shall affect the right of a Holder to serve process in any other manner permitted by law. Each of the parties agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

1.21 ATTORNEYS' FEES AND DISBURSEMENTS. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party or parties shall be entitled to receive from the other party or parties reasonable attorneys' fees and disbursements in addition to any other relief to which the prevailing party or parties may be entitled.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer this 16 day of August, 2004.


COMPANY:
                                               INVISA, INC.



                                               By   /s/ Herbert M. Lustig
                                                  ------------------------------
                                               Print Name:   Herbert M. Lustig
                                                           ---------------------
                                               Title:        President & CEO
                                                           ---------------------

                                   SCHEDULE A

                           FORM OF NOTICE OF EXERCISE

                [TO BE SIGNED ONLY UPON EXERCISE OF THE WARRANT]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO EXERCISE THE WITHIN WARRANT


The undersigned hereby elects to purchase _______ shares of Common Stock (the "Shares") of Invisa, Inc. under the Warrant to Purchase Common Stock dated _________ __ , 2004, which the undersigned is entitled to purchase pursuant to the terms of such Warrant. The undersigned has delivered $_________, the aggregate Warrant Price for _____ Shares purchased herewith, in full in cash or by certified or official bank check or wire transfer.

         Please issue a certificate or certificates representing such shares of Common Stock in the name of the undersigned or in such other name as is specified below and in the denominations as is set forth below:


         -----------------------------------------------------------------------
         [Type Name of Holder as it should appear on the stock certificate]


         -----------------------------------------------------------------------
         [Requested Denominations - if no denomination is specified, a single certificate will be issued]

         The initial address of such Holder to be entered on the books of Company shall be:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------


         The undersigned hereby represents and warrants that the undersigned is acquiring such shares for his own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.



                                          By:
                                             -----------------------------------

                                          Print Name:
                                                     ---------------------------

                                          Title:
                                                --------------------------------

                                          Dated:
                                                --------------------------------

                               FORM OF ASSIGNMENT
                                    (ENTIRE)

               [TO BE SIGNED ONLY UPON TRANSFER OF ENTIRE WARRANT]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO TRANSFER THE WITHIN WARRANT



FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto _______________________________ all rights of the undersigned under and pursuant to the within Warrant, and the undersigned does hereby irrevocably constitute and appoint _____________________ Attorney to transfer the said Warrant on the books of ________ _________, with full power of substitution.



---------------------------------------------------
[Type Name of Holder]



By:
     ----------------------------------------------
Title:
        -------------------------------------------



Dated:
        -------------------------------------------



NOTICE

The signature to the foregoing Assignment must correspond exactly to the name as written upon the face of the within Warrant, without alteration or enlargement or any change whatsoever.

                               FORM OF ASSIGNMENT
                                    (PARTIAL)

              [TO BE SIGNED ONLY UPON PARTIAL TRANSFER OF WARRANT]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO TRANSFER THE WITHIN WARRANT


FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto ____________________________ (i) the rights of the undersigned to purchase ____________________ shares of Common Stock under and pursuant to the within Warrant, and (ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the within Warrant, it being understood that the undersigned shall retain, severally (and not jointly) with the transferee(s) named herein, all rights assigned on such non-exclusive basis. The undersigned does hereby irrevocably constitute and appoint __________________________ Attorney to transfer the said Warrant on the books of Invisa, Inc., with full power of substitution.


--------------------------------------
[Type Name of Holder]

By:
     ---------------------------------
Title:
        ------------------------------



Dated:
        ------------------------------



NOTICE

The signature to the foregoing Assignment must correspond exactly to the name as written upon the face of the within Warrant, without alteration or enlargement or any change whatsoever.

--------------------------------------------------------------------------------
                        WARRANT TO PURCHASE COMMON STOCK
--------------------------------------------------------------------------------

 THIS WARRANT AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                        WARRANT TO PURCHASE COMMON STOCK

       NUMBER OF SHARES:   Up to 750,000 shares (subject to adjustment)
                           --------------------------------------------
       WARRANT PRICE:      $1.00 per share
                           ---------------
       ISSUANCE DATE:      August 16, 2004
                           ---------------
       EXPIRATION DATE:    August 16, 2007
                           ---------------

THIS WARRANT CERTIFIES THAT for value received, Mercator Advisory Group, LLC or its registered assigns (hereinafter called the "HOLDER") is entitled to purchase from Invisa, Inc. (hereinafter called the "COMPANY"), the above referenced number of fully paid and nonassessable shares (the "SHARES") of common stock (the "COMMON STOCK"), of Company, at the Warrant Price per Share referenced above; the number of shares purchasable upon exercise of this Warrant referenced above being subject to adjustment from time to time as described herein. This Warrant is issued in connection with that certain Subscription Agreement dated as of August 16, 2004, by and between the Company and Holder (the "SUBSCRIPTION AGREEMENT"). The exercise of this Warrant shall be subject to the provisions, limitations and restrictions contained herein.

1. TERM AND EXERCISE.

1.1 TERM. This Warrant is exercisable in whole or in part (but not as to any fractional share of Common Stock), at any time and from time to time after the date hereof prior to 6:00 p.m. on the Expiration Date set forth above.

1.2 WARRANT PRICE. The Warrant shall be exercisable at the Warrant Price described above.

1.3 MAXIMUM NUMBER OF SHARES. The maximum number of Shares of Common Stock exercisable pursuant to this Warrant is 750,000 Shares. However, notwithstanding anything herein to the contrary, in no event shall the Holder be permitted to exercise this Warrant for a number of Shares greater than the number that would cause the aggregate beneficial ownership of the Company's Common Stock (calculated pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of the Holder and all persons affiliated with the Holder to equal 9.99% of the Company's Common Stock then outstanding.

1.4 PROCEDURE FOR EXERCISE OF WARRANT. Holder may exercise this Warrant by delivering the following to the principal office of the Company in accordance with Section 5.1 hereof: (i) a duly executed Notice of Exercise in substantially the form attached as Schedule A, (ii) payment of the Warrant Price then in effect for each of the Shares being purchased, as designated in the Notice of Exercise, and (iii) this Warrant. Payment of the Warrant Price may be in cash, certified or official bank check payable to the order of the Company, or wire transfer of funds to the Company's account (or any combination of any of the foregoing) in the amount of the Warrant Price for each share being purchased.

1.5 DELIVERY OF CERTIFICATE AND NEW WARRANT. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder or such other name or names as may be designated by the Holder, together with any other securities or other property which the Holder is entitled to receive upon exercise of this Warrant, shall be delivered to the Holder hereof, at the Company's expense, within a reasonable time, not exceeding fifteen (15) calendar days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price was received by the Company, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is on a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such Shares at the close of business on the next succeeding date on which the stock transfer books are open.

1.6 RESTRICTIVE LEGEND. Each certificate for Shares shall bear a restrictive legend in substantially the form as follows, together with any additional legend required by (i) any applicable state securities laws and (ii) any securities exchange upon which such Shares may, at the time of such exercise, be listed:

      THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ("TRANSFERRED") IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. IN THE ABSENCE OF SUCH REGISTRATION, SUCH SHARES MAY NOT BE TRANSFERRED UNLESS, IF THE COMPANY REQUESTS, THE COMPANY HAS RECEIVED A WRITTEN OPINION FROM COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSFER IS BEING MADE IN COMPLIANCE WITH ALL APPLICABLE FEDERAL AND STATE SECURITIES LAWS.


Any certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such legend unless, in the opinion of counsel for the Holder thereof (which counsel shall be reasonably satisfactory to the Company), the securities represented thereby are not, at such time, required by law to bear such legend.

1.7 FRACTIONAL SHARES. No fractional Shares shall be issuable upon exercise or conversion of the Warrant. In the event of a fractional interest, the number of Shares to be issued shall be rounded up to the nearest whole Share.

2.       REPRESENTATIONS, WARRANTIES AND COVENANTS.

2.1      REPRESENTATIONS AND WARRANTIES.

         (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has all necessary power and authority to perform its obligations under this Warrant;

         (b) The execution, delivery and performance of this Warrant has been duly authorized by all necessary actions on the part of the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms; and

         (c) This Warrant does not violate and is not in conflict with any of the provisions of the Company's Articles of Incorporation or Certificate of Determination, Bylaws and any resolutions of the Company's Board of Directors or stockholders, or any agreement of the Company, and no event has occurred and no condition or circumstance exists that might (with or without notice or lapse of time) constitute or result directly or indirectly in such a violation or conflict.

2.2 ISSUANCE OF SHARES. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that it will pay when due and payable any and all federal and state taxes which may be payable in respect of the issue of this Warrant or any Common Stock or certificates therefor issuable upon the exercise of this Warrant. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise in full of the rights represented by this Warrant. If at any time the number of authorized but unissued shares of Common Stock of the Company shall not be sufficient to effect the exercise of the Warrant in full, subject to the limitations set forth in Section 1.3 hereto, then the Company will take all such corporate action as may, in the opinion of counsel to the Company, be necessary or advisable to increase the number of its authorized shares of Common Stock as shall be sufficient to permit the exercise of the Warrant in full, subject to the limitations set forth in Section 1.3 hereto, including without limitation, using its best efforts to obtain any necessary stockholder approval of such increase. The Company further covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Common Stock issuable upon the exercise of this Warrant is listed on any national securities exchange or the Nasdaq Stock Market, the Company will, if permitted by the rules of such exchange or market, list and keep listed on such exchange or market, upon official notice of issuance, all shares of such Common Stock issuable upon exercise of this Warrant.

3.       OTHER ADJUSTMENTS.

3.1 SUBDIVISION OR COMBINATION OF SHARES. In case the Company shall at any time subdivide its outstanding Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced, and the number of Shares subject to this Warrant shall be proportionately increased, and conversely, in case the outstanding Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, and the number of Shares subject to this Warrant shall be proportionately decreased.

3.2 DIVIDENDS IN COMMON STOCK, OTHER STOCK OR PROPERTY. If at any time or from time to time the holders of majority in interest of the Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor:

         (a) Common Stock, Options or any shares or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution;

         (b) any cash paid or payable otherwise than as a regular cash dividend; or

         (c) Common Stock or additional shares or other securities or property (including cash) by way of spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement (other than Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of
Section 3.1 above) and additional shares, other securities or property issued in connection with a Change (as defined below) (which shall be covered by the terms of Section 3.4 below), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clause (b) above and this clause (c)) which such Holder would hold on the date of such exercise had such Holder been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

3.3 REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any recapitalization, reclassification or reorganization of the share capital of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its shares and/or assets or other transaction (including, without limitation, a sale of substantially all of its assets followed by a liquidation) shall be effected in such a way that holders of Common Stock shall be entitled to receive shares, securities or other assets or property (a "Change"), then, as a condition of such Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares, securities or other assets or property as may be issued or payable with respect to or in exchange for the number of outstanding Common Stock which such Holder would have been entitled to receive had such Holder exercised this Warrant immediately prior to the consummation of such Change. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to give effect to the adjustments provided for in this Section 3 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 3.3 shall similarly apply to successive Changes.

4.       OWNERSHIP AND TRANSFER.

4.1 OWNERSHIP OF THIS WARRANT. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 4.

4.2 TRANSFER AND REPLACEMENT. This Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof in person or by duly authorized attorney, and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees (and in the name of the Holder, if a partial transfer is effected) shall be made and delivered by the Company upon surrender of this Warrant duly endorsed, at the office of the Company in accordance with Section
5.1 hereof. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided that if the Holder hereof is an instrumentality of a state or local government or an institutional holder or a nominee for such an instrumentality or institutional holder an irrevocable agreement of indemnity by such Holder shall be sufficient for all purposes of this Warrant, and no evidence of loss or theft or destruction shall be necessary. This Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above, in the case of the loss, theft or destruction of a Warrant, the Company shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant, other than income taxes and stock transfer taxes (if any) payable in connection with a transfer of this Warrant, which shall be payable by the Holder. Holder will not transfer this Warrant and the rights hereunder except in compliance with federal and state securities laws and except after providing evidence of such compliance reasonably satisfactory to the Company.

5.       MISCELLANEOUS PROVISIONS.

5.1 NOTICES. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered or forwarded to the Holder at c/o Mercator Advisory Group, LLC, 555 South Flower Street, Suite 4500, Los Angeles, California 90071, Attention: David F. Firestone (Facsimile No. 213/553-8285), or to such other address or number as shall have been furnished to the Company in writing by the Holder, with a copy to Sheppard Mullin Richter & Hampton LLP, 333 South Hope Street, 48th Floor, Los Angeles, California 90071-1448 Attention David C. Ulich (Facsimile No. 213/620-1398). Any notice or other document required or permitted to be given or delivered to the Company shall be delivered or forwarded to the Company at Invisa, Inc., 4400 Independence Court, Sarasota, Florida 34234, facsimile 941-355-9373, with a copy to Barry I. Grossman, Esq., Ellenoff Grossman & Schole LLP , 370 Lexington Avenue, New York, NY 10017, Fax:
+1 (212) 370-7889 or to such other address or number as shall have been furnished to Holder in writing by the Company.

5.2 All notices, requests and approvals required by this Warrant shall be in writing and shall be conclusively deemed to be given (i) when hand-delivered to the other party, (ii) when received if sent by facsimile at the address and number set forth above; provided that notices given by facsimile shall not be effective, unless either (a) a duplicate copy of such facsimile notice is promptly given by depositing the same in the mail, postage prepaid and addressed to the party as set forth below or (b) the receiving party delivers a written confirmation of receipt for such notice by any other method permitted under this paragraph; and further provided that any notice given by facsimile received after 5:00 p.m. (recipient's time) or on a non-business day shall be deemed received on the next business day; (iii) five (5) business days after deposit in the United States mail, certified, return receipt requested, postage prepaid, and addressed to the party as set forth below; or (iv) the next business day after deposit with an international overnight delivery service, postage prepaid, addressed to the party as set forth below with next business day delivery guaranteed; provided that the sending party receives confirmation of delivery from the delivery service provider.

5.3 NO RIGHTS AS SHAREHOLDER; LIMITATION OF LIABILITY. This Warrant shall not entitle the Holder to any of the rights of a shareholder of the Company except upon exercise in accordance with the terms hereof. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Price hereunder or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

5.4 BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets and/or securities. All of the obligations of the Company relating to the Shares issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder.

5.5 WAIVER, AMENDMENTS AND HEADINGS. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (either generally or in a particular instance and either retroactively or prospectively). The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

5.6 GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed in the State of California. Each of the parties irrevocably agrees that any and all suits or proceedings based on or arising under this Agreement may be brought only in and shall be resolved in the federal or state courts located in the City of Los Angeles, California and consents to the jurisdiction of such courts for such purpose. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in any such court. Each of the parties further agrees that service of process upon such party mailed by first class mail to the address set forth in Section 5.1 shall be deemed in every respect effective service of process upon such party in any such suit or proceeding. Nothing herein shall affect the right of a Holder to serve process in any other manner permitted by law. Each of the parties agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

5.7 ATTORNEYS' FEES AND DISBURSEMENTS. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party or parties shall be entitled to receive from the other party or parties reasonable attorneys' fees and disbursements in addition to any other relief to which the prevailing party or parties may be entitled.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer this 16 day of August, 2004.


COMPANY:
                                              INVISA, INC.


                                              By   /s/ Herbert M. Lustig
                                                  ------------------------------
                                              Print Name:  Herbert M. Lustig
                                                          ----------------------
                                              Title:       President & CEO
                                                          ----------------------

                                   SCHEDULE A

                           FORM OF NOTICE OF EXERCISE

                [TO BE SIGNED ONLY UPON EXERCISE OF THE WARRANT]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO EXERCISE THE WITHIN WARRANT


The undersigned hereby elects to purchase _______ shares of Common Stock (the "Shares") of Invisa, Inc. under the Warrant to Purchase Common Stock dated _________ __ , 2004, which the undersigned is entitled to purchase pursuant to the terms of such Warrant. The undersigned has delivered $_________, the aggregate Warrant Price for _____ Shares purchased herewith, in full in cash or by certified or official bank check or wire transfer.

         Please issue a certificate or certificates representing such shares of Common Stock in the name of the undersigned or in such other name as is specified below and in the denominations as is set forth below:


         -----------------------------------------------------------------------
         [Type Name of Holder as it should appear on the stock certificate]


         -----------------------------------------------------------------------
         [Requested Denominations - if no denomination is specified, a single certificate will be issued]

         The initial address of such Holder to be entered on the books of Company shall be:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------


         The undersigned hereby represents and warrants that the undersigned is acquiring such shares for his own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.



                                         By:
                                            ------------------------------------

                                         Print Name:
                                                    ----------------------------

                                         Title:
                                               ---------------------------------

                                         Dated:
                                               ---------------------------------

                               FORM OF ASSIGNMENT
                                    (ENTIRE)

               [TO BE SIGNED ONLY UPON TRANSFER OF ENTIRE WARRANT]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO TRANSFER THE WITHIN WARRANT


FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto _______________________________ all rights of the undersigned under and pursuant to the within Warrant, and the undersigned does hereby irrevocably constitute and appoint _____________________ Attorney to transfer the said Warrant on the books of ________ _________, with full power of substitution.


---------------------------------------------------
[Type Name of Holder]


By:
     ----------------------------------------------
Title:
        -------------------------------------------


Dated:
        -------------------------------------------



NOTICE

The signature to the foregoing Assignment must correspond exactly to the name as written upon the face of the within Warrant, without alteration or enlargement or any change whatsoever.

                               FORM OF ASSIGNMENT
                                    (PARTIAL)

              [TO BE SIGNED ONLY UPON PARTIAL TRANSFER OF WARRANT]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO TRANSFER THE WITHIN WARRANT


FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto ____________________________ (i) the rights of the undersigned to purchase ____________________ shares of Common Stock under and pursuant to the within Warrant, and (ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the within Warrant, it being understood that the undersigned shall retain, severally (and not jointly) with the transferee(s) named herein, all rights assigned on such non-exclusive basis. The undersigned does hereby irrevocably constitute and appoint __________________________ Attorney to transfer the said Warrant on the books of Invisa, Inc., with full power of substitution.


[Type Name of Holder]

By:
     ----------------------------------------------
Title:
        -------------------------------------------



Dated:
        -------------------------------------------



NOTICE

The signature to the foregoing Assignment must correspond exactly to the name as written upon the face of the within Warrant, without alteration or enlargement or any change whatsoever.

--------------------------------------------------------------------------------
                        WARRANT TO PURCHASE COMMON STOCK
--------------------------------------------------------------------------------

 THIS WARRANT AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                        WARRANT TO PURCHASE COMMON STOCK

       NUMBER OF SHARES:       Up to 499,432 shares (subject to adjustment)
                               --------------------------------------------
       WARRANT PRICE:          $1.00 per share
                               ---------------
       ISSUANCE DATE:          August 16, 2004
                               ---------------
       EXPIRATION DATE:        August 16, 2007
                               ---------------

THIS WARRANT CERTIFIES THAT for value received, Monarch Pointe Fund, Ltd., or its registered assigns (hereinafter called the "HOLDER") is entitled to purchase from Invisa, Inc. (hereinafter called the "COMPANY"), the above referenced number of fully paid and nonassessable shares (the "SHARES") of common stock (the "COMMON STOCK"), of Company, at the Warrant Price per Share referenced above; the number of shares purchasable upon exercise of this Warrant referenced above being subject to adjustment from time to time as described herein. This Warrant is issued in connection with that certain Subscription Agreement dated as of August 16, 2004, by and between the Company and Holder (the "SUBSCRIPTION AGREEMENT"). The exercise of this Warrant shall be subject to the provisions, limitations and restrictions contained herein.

1.  TERM AND EXERCISE.

1.1 TERM. This Warrant is exercisable in whole or in part (but not as to any fractional share of Common Stock), at any time and from time to time after the date hereof prior to 6:00 p.m. on the Expiration Date set forth above.

1.2 WARRANT PRICE. The Warrant shall be exercisable at the Warrant Price described above.

1.3 MAXIMUM NUMBER OF SHARES. The maximum number of Shares of Common Stock exercisable pursuant to this Warrant is 499,432 Shares. However, notwithstanding anything herein to the contrary, in no event shall the Holder be permitted to exercise this Warrant for a number of Shares greater than the number that would cause the aggregate beneficial ownership of the Company's Common Stock (calculated pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of the Holder and all persons affiliated with the Holder to equal 9.99% of the Company's Common Stock then outstanding.

1.4 PROCEDURE FOR EXERCISE OF WARRANT. Holder may exercise this Warrant by delivering the following to the principal office of the Company in accordance with Section 5.1 hereof: (i) a duly executed Notice of Exercise in substantially the form attached as Schedule A, (ii) payment of the Warrant Price then in effect for each of the Shares being purchased, as designated in the Notice of Exercise, and (iii) this Warrant. Payment of the Warrant Price may be in cash, certified or official bank check payable to the order of the Company, or wire transfer of funds to the Company's account (or any combination of any of the foregoing) in the amount of the Warrant Price for each share being purchased.

1.5 DELIVERY OF CERTIFICATE AND NEW WARRANT. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder or such other name or names as may be designated by the Holder, together with any other securities or other property which the Holder is entitled to receive upon exercise of this Warrant, shall be delivered to the Holder hereof, at the Company's expense, within a reasonable time, not exceeding fifteen (15) calendar days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price was received by the Company, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is on a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such Shares at the close of business on the next succeeding date on which the stock transfer books are open.

1.6 RESTRICTIVE LEGEND. Each certificate for Shares shall bear a restrictive legend in substantially the form as follows, together with any additional legend required by (i) any applicable state securities laws and (ii) any securities exchange upon which such Shares may, at the time of such exercise, be listed:

      THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ("TRANSFERRED") IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. IN THE ABSENCE OF SUCH REGISTRATION, SUCH SHARES MAY NOT BE TRANSFERRED UNLESS, IF THE COMPANY REQUESTS, THE COMPANY HAS RECEIVED A WRITTEN OPINION FROM COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSFER IS BEING MADE IN COMPLIANCE WITH ALL APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such legend unless, in the opinion of counsel for the Holder thereof (which counsel shall be reasonably satisfactory to the Company), the securities represented thereby are not, at such time, required by law to bear such legend.

1.7 FRACTIONAL SHARES. No fractional Shares shall be issuable upon exercise or conversion of the Warrant. In the event of a fractional interest, the number of Shares to be issued shall be rounded up to the nearest whole Share.

2.       REPRESENTATIONS, WARRANTIES AND COVENANTS.

2.1      REPRESENTATIONS AND WARRANTIES.

         (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has all necessary power and authority to perform its obligations under this Warrant;

         (b) The execution, delivery and performance of this Warrant has been duly authorized by all necessary actions on the part of the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms; and

         (c) This Warrant does not violate and is not in conflict with any of the provisions of the Company's Articles of Incorporation or Certificate of Determination, Bylaws and any resolutions of the Company's Board of Directors or stockholders, or any agreement of the Company, and no event has occurred and no condition or circumstance exists that might (with or without notice or lapse of time) constitute or result directly or indirectly in such a violation or conflict.

2.2 ISSUANCE OF SHARES. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that it will pay when due and payable any and all federal and state taxes which may be payable in respect of the issue of this Warrant or any Common Stock or certificates therefor issuable upon the exercise of this Warrant. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise in full of the rights represented by this Warrant. If at any time the number of authorized but unissued shares of Common Stock of the Company shall not be sufficient to effect the exercise of the Warrant in full, subject to the limitations set forth in Section 1.3 hereto, then the Company will take all such corporate action as may, in the opinion of counsel to the Company, be necessary or advisable to increase the number of its authorized shares of Common Stock as shall be sufficient to permit the exercise of the Warrant in full, subject to the limitations set forth in Section 1.3 hereto, including without limitation, using its best efforts to obtain any necessary stockholder approval of such increase. The Company further covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Common Stock issuable upon the exercise of this Warrant is listed on any national securities exchange or the Nasdaq Stock Market, the Company will, if permitted by the rules of such exchange or market, list and keep listed on such exchange or market, upon official notice of issuance, all shares of such Common Stock issuable upon exercise of this Warrant.

3.  OTHER ADJUSTMENTS.

3.1 SUBDIVISION OR COMBINATION OF SHARES. In case the Company shall at any time subdivide its outstanding Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced, and the number of Shares subject to this Warrant shall be proportionately increased, and conversely, in case the outstanding Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, and the number of Shares subject to this Warrant shall be proportionately decreased.

3.2 DIVIDENDS IN COMMON STOCK, OTHER STOCK OR PROPERTY. If at any time or from time to time the holders of majority in interest of the Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor:

         (a) Common Stock, Options or any shares or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution;

         (b) any cash paid or payable otherwise than as a regular cash dividend; or

         (c) Common Stock or additional shares or other securities or property (including cash) by way of spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement (other than Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of
Section 3.1 above) and additional shares, other securities or property issued in connection with a Change (as defined below) (which shall be covered by the terms of Section 3.4 below), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clause (b) above and this clause (c)) which such Holder would hold on the date of such exercise had such Holder been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

3.3 REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any recapitalization, reclassification or reorganization of the share capital of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its shares and/or assets or other transaction (including, without limitation, a sale of substantially all of its assets followed by a liquidation) shall be effected in such a way that holders of Common Stock shall be entitled to receive shares, securities or other assets or property (a "Change"), then, as a condition of such Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares, securities or other assets or property as may be issued or payable with respect to or in exchange for the number of outstanding Common Stock which such Holder would have been entitled to receive had such Holder exercised this Warrant immediately prior to the consummation of such Change. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to give effect to the adjustments provided for in this Section 3 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 3.3 shall similarly apply to successive Changes.

4.   OWNERSHIP AND TRANSFER.

4.1 OWNERSHIP OF THIS WARRANT. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 4.

4.2 TRANSFER AND REPLACEMENT. This Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof in person or by duly authorized attorney, and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees (and in the name of the Holder, if a partial transfer is effected) shall be made and delivered by the Company upon surrender of this Warrant duly endorsed, at the office of the Company in accordance with Section
5.1 hereof. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided that if the Holder hereof is an instrumentality of a state or local government or an institutional holder or a nominee for such an instrumentality or institutional holder an irrevocable agreement of indemnity by such Holder shall be sufficient for all purposes of this Warrant, and no evidence of loss or theft or destruction shall be necessary. This Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above, in the case of the loss, theft or destruction of a Warrant, the Company shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant, other than income taxes and stock transfer taxes (if any) payable in connection with a transfer of this Warrant, which shall be payable by the Holder. Holder will not transfer this Warrant and the rights hereunder except in compliance with federal and state securities laws and except after providing evidence of such compliance reasonably satisfactory to the Company.

5.  MISCELLANEOUS PROVISIONS.

5.1 NOTICES. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered or forwarded to the Holder at c/o Mercator Advisory Group, LLC, 555 South Flower Street, Suite 4500, Los Angeles, California 90071, Attention: David F. Firestone (Facsimile No. 213/553-8285), or to such other address or number as shall have been furnished to the Company in writing by the Holder, with a copy to Sheppard Mullin Richter & Hampton LLP, 333 South Hope Street, 48th Floor, Los Angeles, California 90071-1448 Attention David C. Ulich (Facsimile No. 213/620-1398). Any notice or other document required or permitted to be given or delivered to the Company shall be delivered or forwarded to the Company at Invisa, Inc., 4400 Independence Court, Sarasota, Florida 34234, facsimile 941-355-9373, with a copy to Barry I. Grossman, Esq., Ellenoff Grossman & Schole LLP , 370 Lexington Avenue, New York, NY 10017, Fax:
+1 (212) 370-7889 or to such other address or number as shall have been furnished to Holder in writing by the Company.

5.2 All notices, requests and approvals required by this Warrant shall be in writing and shall be conclusively deemed to be given (i) when hand-delivered to the other party, (ii) when received if sent by facsimile at the address and number set forth above; provided that notices given by facsimile shall not be effective, unless either (a) a duplicate copy of such facsimile notice is promptly given by depositing the same in the mail, postage prepaid and addressed to the party as set forth below or (b) the receiving party delivers a written confirmation of receipt for such notice by any other method permitted under this paragraph; and further provided that any notice given by facsimile received after 5:00 p.m. (recipient's time) or on a non-business day shall be deemed received on the next business day; (iii) five (5) business days after deposit in the United States mail, certified, return receipt requested, postage prepaid, and addressed to the party as set forth below; or (iv) the next business day after deposit with an international overnight delivery service, postage prepaid, addressed to the party as set forth below with next business day delivery guaranteed; provided that the sending party receives confirmation of delivery from the delivery service provider.

5.3 NO RIGHTS AS SHAREHOLDER; LIMITATION OF LIABILITY. This Warrant shall not entitle the Holder to any of the rights of a shareholder of the Company except upon exercise in accordance with the terms hereof. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Price hereunder or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

5.4 BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets and/or securities. All of the obligations of the Company relating to the Shares issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder.

5.5 WAIVER, AMENDMENTS AND HEADINGS. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (either generally or in a particular instance and either retroactively or prospectively). The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

5.6 GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed in the State of California. Each of the parties irrevocably agrees that any and all suits or proceedings based on or arising under this Agreement may be brought only in and shall be resolved in the federal or state courts located in the City of Los Angeles, California and consents to the jurisdiction of such courts for such purpose. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in any such court. Each of the parties further agrees that service of process upon such party mailed by first class mail to the address set forth in Section 5.1 shall be deemed in every respect effective service of process upon such party in any such suit or proceeding. Nothing herein shall affect the right of a Holder to serve process in any other manner permitted by law. Each of the parties agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

5.7 ATTORNEYS' FEES AND DISBURSEMENTS. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party or parties shall be entitled to receive from the other party or parties reasonable attorneys' fees and disbursements in addition to any other relief to which the prevailing party or parties may be entitled.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer this 16 day of August, 2004.


COMPANY:
                                               INVISA, INC.



                                               By   /s/ Herbert M. Lustig
                                                  ------------------------------
                                               Print Name:  Herbert M. Lustig
                                                           ---------------------
                                               Title:       President & CEO
                                                           ---------------------

                                   SCHEDULE A

                           FORM OF NOTICE OF EXERCISE

                [TO BE SIGNED ONLY UPON EXERCISE OF THE WARRANT]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO EXERCISE THE WITHIN WARRANT


The undersigned hereby elects to purchase _______ shares of Common Stock (the "Shares") of Invisa, Inc. under the Warrant to Purchase Common Stock dated _________ __ , 2004, which the undersigned is entitled to purchase pursuant to the terms of such Warrant. The undersigned has delivered $_________, the aggregate Warrant Price for _____ Shares purchased herewith, in full in cash or by certified or official bank check or wire transfer.

         Please issue a certificate or certificates representing such shares of Common Stock in the name of the undersigned or in such other name as is specified below and in the denominations as is set forth below:


         -----------------------------------------------------------------------
         [Type Name of Holder as it should appear on the stock certificate]


         -----------------------------------------------------------------------
         [Requested Denominations - if no denomination is specified, a single certificate will be issued]

         The initial address of such Holder to be entered on the books of Company shall be:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------


         The undersigned hereby represents and warrants that the undersigned is acquiring such shares for his own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.


                                      By:
                                         ---------------------------------------

                                      Print Name:
                                                 -------------------------------

                                      Title:
                                            ------------------------------------

                                      Dated:
                                            ------------------------------------

                               FORM OF ASSIGNMENT
                                    (ENTIRE)

               [TO BE SIGNED ONLY UPON TRANSFER OF ENTIRE WARRANT]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO TRANSFER THE WITHIN WARRANT



FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto _______________________________ all rights of the undersigned under and pursuant to the within Warrant, and the undersigned does hereby irrevocably constitute and appoint _____________________ Attorney to transfer the said Warrant on the books of ________ _________, with full power of substitution.



--------------------------------------
[Type Name of Holder]



By:
     ---------------------------------
Title:
        ------------------------------



Dated:
        ------------------------------



NOTICE

The signature to the foregoing Assignment must correspond exactly to the name as written upon the face of the within Warrant, without alteration or enlargement or any change whatsoever.

                               FORM OF ASSIGNMENT
                                    (PARTIAL)

              [TO BE SIGNED ONLY UPON PARTIAL TRANSFER OF WARRANT]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO TRANSFER THE WITHIN WARRANT



FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto ____________________________ (i) the rights of the undersigned to purchase ____________________ shares of Common Stock under and pursuant to the within Warrant, and (ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the within Warrant, it being understood that the undersigned shall retain, severally (and not jointly) with the transferee(s) named herein, all rights assigned on such non-exclusive basis. The undersigned does hereby irrevocably constitute and appoint __________________________ Attorney to transfer the said Warrant on the books of Invisa, Inc., with full power of substitution.


-----------------------------------------
[Type Name of Holder]

By:
     ------------------------------------
Title:
        ---------------------------------



Dated:
        ---------------------------------



NOTICE

The signature to the foregoing Assignment must correspond exactly to the name as written upon the face of the within Warrant, without alteration or enlargement or any change whatsoever.



                                      -1-